UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED:   September 16, 2014

DNA PRECIOUS METALS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-178624	37-1640902
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

9125 rue Pascal Gagnon, Suite 204
Saint Leonard, Quebec, Canada
H1P 1Z4

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(514)852-2111

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section1- Registrant’s Business and Operations

Item1.02  Termination of a  Material Definitive Agreement

On September 15, 2014 we terminated for cause the  Asset Purchase Agreement  (the “Agreement”) entered into July 14, 2014 with Lynx Mining LLC, a Texas limited liability company (“Lynx”).   (The July 14, 2014  Asset Purchase Agreement was previously filed as an exhibit to our Form 8-k as filed with the Securities and Exchange Commission on August 4,  2014.

The intellectual property rights transferred to DNA Crypto, Inc. and the services provided by Lynx to implement the Company’s business plan were deficient.

We are seeking the return of $11,000 previously advanced to Lynx.

The termination did not result in any penalties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 17,  2014

DNA Precious Metals, Inc.
By:	/s/ James Chandik
James Chandik
President and Chief Executive Officer